UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2026
SOLVENTUM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Yankee Doodle Road, Eagan, Minnesota		55121
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	SOLV	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 8.01 Other Events.

On May 10, 2024, Plaintiff Eric Gilbert (the “Plaintiff”), on behalf of a putative class of stockholders of Solventum Corporation (the “Company”), filed a Verified Class Action Complaint (the “Action”) in the Court of Chancery of the State of Delaware (the “Delaware Court”), challenging the validity of certain aspects of the advance notice and stockholder nomination provisions of the By-laws of the Company. On September 20, 2024, the Company modified the challenged provisions by amending the By-laws of the Company (the “By-laws Amendment”). On November 13, 2024, the Plaintiff filed a Notice and [Proposed] Order Dismissing this Action as Moot and Retaining Jurisdiction to Determine Plaintiff’s Counsel’s Application for an Award of Attorney’s Fees and Reimbursement of Expenses (the “Fee Application”).

The Company has denied and continues to deny all allegations of wrongdoing in the Action. Following negotiations, the Company subsequently decided to avoid further litigation of the issue by resolving the Fee Application and agreeing to pay $120,000 in attorneys’ fees and expenses in full satisfaction of any and all claims by the Plaintiff and his counsel for fees and expenses in the Action relating to the By-laws Amendment. In making this decision, the Company considered various factors, including the cost and time associated with litigation.

On June 2, 2026, the Delaware Court entered an order, pursuant to a stipulation, providing that notice of these payments be given through the furnishing of this Current Report on Form 8-K. A copy of the Stipulation and Order Closing Case is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In entering the order, the Delaware Court was not asked to review, and did not pass judgment on, the agreed payment of the Plaintiff’s attorneys’ fees and expenses or their reasonableness. The Plaintiff’s counsel are Joseph L. Christensen of Christensen Law LLC, (302) 212-4330 and Abbott Cooper of Abbott Cooper PLLC, (475) 477-5031. Counsel for the Company are Wade Houston of Abrams & Bayliss LLP, (302) 778-1166 and Roger A. Cooper of Cleary Gottlieb Steen & Hamilton LLP, (212) 225-2283.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Stipulation and Order Closing Case dated June 2, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Wayde McMillan

Wayde McMillan
Executive Vice President and Chief Financial Officer
Dated: June 5, 2026